The PNC Financial Services Group, Inc. Second Quarter 2010 Earnings Conference Call July 22, 2010 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance, capital and liquidity levels, and asset quality. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents. We provide greater detail regarding some of these factors in our 2009 Form 10-K and 1st quarter 2010 Form 10-Q, including in the Risk Factors and Risk Management sections of those reports, and in our subsequent SEC filings (accessible on the SEC’s website at
www.sec.gov and on or through our corporate website at www.pnc.com/secfilings). We have included web addresses here and elsewhere in this presentation as inactive textual references only. Information on these websites is not part of this document.
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-
looking statements are subject. The forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as the acceleration of accretion of the remaining issuance discount on our TARP preferred stock in connection with the first quarter 2010 redemption of such stock, our fourth quarter 2009 gain related to BlackRock’s acquisition of Barclays Global Investors (the “BLK/BGI gain”), and integration costs in the 2010 and
2009 periods. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-
equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also provide information on pretax pre-provision earnings (total revenue less noninterest expense), as we believe that pretax pre-provision earnings is useful as a tool to help evaluate the ability to provide for credit costs through operations.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

Significant 2Q10 Achievements
Delivered strong financial results
Balance sheet remains well-positioned
Businesses continued to perform well; continued to grow clients and deepen relationships
Successfully completed the conversion of more than 6 million customers and 1,300 branches across 9 states from National City Bank to PNC
Closed the sale of PNC Global Investment Servicing
1
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.
(1) Transaction closed on July 1, 2010. (2) 1Q10 adjusted for the impact of the accelerated accretion of the remaining issuance discount in connection with the redemption of our TARP preferred stock. Both quarters adjusted for after-tax integration costs. Further information is provided in the Appendix.
$2.91 $1.31 $1.60 Adjusted diluted EPS
2
$2.15 $.66 $1.47 Diluted EPS from net income
1.12% 1.02% 1.22% Return on average assets
Net income $1.5 billion $671 million $803 million
2Q10 YTD10 1Q10

Higher Quality, Differentiated Balance Sheet
$265.4
26.5
.6
13.3
$42.5
$182.5
10.7
45.4
$126.4
$265.4
50.5
157.3
$57.6
March 31,
2010
14.1 Other
.6 Preferred equity
$261.7 Total liabilities and equity
$40.5 Borrowed funds
10.4 Other time/savings
$178.8 Total deposits
27.7 Common equity
42.7 Retail CDs
$125.7 Transaction deposits
53.7 Other assets
154.3 Total loans
$261.7 Total assets
$53.7
June 30, 2010
Investment securities
Category (billions)
Loans/assets
59%
Investment
securities/assets
21%
Loans/deposits
86%
Duration of equity
1
(3.0) years
June 30, 2010
key statistics
(1) Estimated.

Key Take-Aways
$1.7 $1.9 Pretax pre-provision earnings
2
(billions)
Strong earnings
$1.60
$1.47
2Q10 1Q10
$1.31 Adjusted earnings per diluted common share
1
$.66 Reported earnings per diluted common share
2% (8%) Nonperforming loans - change from prior quarter
Stabilization of
credit quality,
reserve level
adequacy
101%
$823
2Q10 1Q10
92% Allowance for loan and lease losses
3
to NPLs
$751
Provision for credit losses (millions)
Improvement in
the quality of our
capital structure
9.0%
4
8.4%
4
2Q10 1Q10
Proforma Tier 1 common ratio
5
7.9% Tier 1 common ratio
(1) 1Q10 adjusted for the impact of the accelerated accretion of the remaining issuance discount in connection with the redemption of our TARP preferred stock. Both quarters adjusted for after-tax integration costs. Further information is provided in the Appendix. (2) Total revenue less noninterest expense. Further information is provided in the Appendix. (3) Includes impairment reserves attributable to purchased impaired loans. NPLs do not include purchased impaired loans or loans held for sale. See notes to slide 8. (4) Estimated. (5) Proforma ratio reflects the estimated impact of the sale of PNC Global Investment Servicing, which closed on July 1, 2010. Further information is provided in the Appendix.

(billions)
Noninterest income 38%
Net interest income 62%

PNC

Pretax Pre-Provision Earnings
1
More Than
Doubled Credit Costs
$3.9
$2.0
$1.9
$.8
2Q10 2Q10 noninterest income mix
(1) Total revenue less noninterest expense.  (2) For the six months ended June 30, 2010, total revenue was $7.675 billion, noninterest expense was $4.115 billion and provision was $1.574 billion.  Further information is provided in the Appendix.
Asset
management
$243
Consumer services
$315
Corporate services
$261
Residential
mortgage
$179
Deposit
service
charges
$209
17%
21%
14%
18%
12%
Other
$270
18%
Categories in millions
Total
revenue
Noninterest
expense
Pretax
pre-provision
earnings¹
Provision
$.8
Net
income
YTD 2010 pretax pre-
provision earnings
1,2
of $3.6 billion
exceeded provision
by 2.26x
$1.5
billion

Initial Cost Save Objectives Exceeded –
New Target of $1.8 Billion
Highlights
Successfully captured $1.6 billion in annualized
acquisition-related cost savings through 2Q10,
well ahead of our original target amount and
schedule
Established a new goal of $1.8 billion in
annualized acquisition-related cost saves by the
end of 2010
Continued to successfully manage expense
base in 2Q10 while investing for the future
$800
million
captured in
2009
$800
million
captured
through
2Q10
PNC acquisition-related cost saves
annualized
12/31/08 –
12/31/09
1/1/10 –
6/30/10
New goal
4Q10
$1.8 billion
$1.6 billion

Overall Credit Quality Continued to Stabilize
(1) Excludes loans that are government insured/guaranteed, primarily residential mortgages. (2) Loans acquired from National City that were impaired are not included as they were recorded at estimated fair value when acquired and are currently considered performing loans due to the accretion of interest in purchase accounting. Does not include loans held for sale or foreclosed and other assets. (3) Net charge-offs to average loans percentages are annualized. (4) Includes impairment reserves attributable to purchased impaired loans.
110% 94% 89% 92% 101%
Allowance/NPLs²
$1,087 $914 $1,049 $751 $823 Provision for credit losses
27%
3.46%
2.18%
$840
(8%)
$5,281
$647
$1,780
2Q10
1.89% 1.59% 2.09% 1.77%
NCOs/average loans³
$795 $650 $835 $691 Total net charge-offs
Credit costs and net
charge-offs (millions,
except %)
28%
3.38%
2%
$5,761
$846
$2,482
1Q10
40% 23% 11% Change from prior quarter
32%
3.22%
$5,671
$884
$2,388
4Q09
Allowance
4
and marks on
purchased impaired
loans
2.77% 2.99% Allowance/loans
38% 37%
Marks as a % of outstanding
purchased impaired loans
Nonperforming loans²
(millions, except %)
Accruing loans past
due
1,2
(millions)
$2,195 $2,380 30 – 89 days
$1,043 $875 90 days or more
$4,156 $5,126 Total nonperforming loans
2Q09 3Q09

Further Improvement in Quality of Capital Structure
Tier 1 common capital ratio
Ratios as of quarter end. (1) Estimated. (2) Proforma ratio reflects the estimated impact of the sale of PNC Global Investment Servicing, which closed on July 1, 2010. Further information is provided in the Appendix. (3) Tier 1 risk-based capital ratio was 10.5% and Tier 1 common capital ratio was 5.3% as of 2Q09. Estimated Tier 1 risk-based capital ratio as of 2Q10 was 10.8%.
4Q09 2Q10
1
7.9%
Highlights
Improved quality of capital
- Common as a % of Tier 1 capital
3
increased to 78%
1
from 50% in
2Q09
Capital priorities
- Maintain strong capital levels
- Support our clients
- Invest in our businesses
- Return capital to shareholders
when appropriate
9.0%
Pro-
forma
1,2
6.0%
1Q10
8.4%

Framework for Success
Execute on and deliver the PNC business
model
Capitalize on integration opportunities
Emphasize continuous improvement culture
Leverage credit that meets our risk/return
criteria
Focus on cross selling PNC’s deep product
offerings
Focus “front door” on risk-adjusted returns
Leverage “back door” credit liquidation
capabilities
Maximize credit portfolio value
Reposition deposit gathering strategies
Action Plans
1.12%
$1.6 billion
37%
2.0%
86%
June 30, 2010
1.50%+
$1.8 billion
>50%
0.3%-0.5%
80%-90%
Strategic
Objective
Return on average
assets
(six months ended)
Key Metrics
Loans to deposits
ratio
(as of)
Provision to average
loans
(provision for six months
ended, annualized)
Noninterest
income/total revenue
(six months ended)
Acquisition-related
cost savings
(2Q10 annualized run rate)
Executing our
strategies
PNC Business
Model
Staying core
funded
Returning to a
moderate risk
profile
Growing high
quality, diverse
revenue streams
Creating positive
operating
leverage
= original goal achieved. = new goal established in 2Q10; original goals for annualized acquisition-related cost savings and return on average assets were
$1.2 billion and 1.30%+, respectively.

Summary
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.
The continued execution of PNC’s business model
resulted in a strong first half of 2010
The completed National City branch conversions
position PNC to achieve substantial revenue growth
PNC is well-positioned to achieve its strategic financial
objectives

This presentation includes "snapshot" information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.

We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as "believe," "plan," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "will," "should," "project," "goal" and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.

Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements. Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.

Our forward-looking statements are subject to the following principal risks and uncertainties. We provide greater detail regarding some of these factors in our 2009 Form 10-K and 1st quarter 2010 Form 10-Q, including in the Risk Factors and Risk Management sections of those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC's website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.

- Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
  - Changes in interest rates and valuations in the debt, equity and other financial markets;
  - Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products;
  - Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates;
  - Changes in our customers', suppliers' and other counterparties' performance in general and their creditworthiness in particular;
  - A slowing or failure of the moderate economic recovery that began last year;
  - Continued effects of the aftermath of recessionary conditions and the uneven spread of the positive impacts of the recovery on the economy in general and our customers in particular, including adverse impact on loan utilization rates as well as delinquencies, defaults and customer ability to meet credit obligations;
  - Changes in levels of unemployment; and
  - Changes in customer preferences and behavior, whether as a result of changing business and economic conditions, climate-related physical changes or legislative and regulatory initiatives, or other factors.
- A continuation of turbulence in significant portions of the US and global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.

PNC

12 Cautionary Statement Regarding Forward-Looking Information Appendix

- We are likely to be impacted by the extensive reforms enacted in the Dodd-Frank Wall Street Reform and Consumer Protection Act. Further, as much of that Act will require the adoption of implementing regulations by a number of different regulatory bodies, the precise nature, extent and timing of many of these reforms and the impact on us is still uncertain.
- Financial industry restructuring in the current environment could also impact our business and financial performance as a result of changes in the creditworthiness and performance of our counterparties and by changes in the competitive and regulatory landscape.
- Our results depend on our ability to manage current elevated levels of impaired assets.
- Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting. These statements are based on our current expectations that interest rates will remain low in the second half of 2010 and our view that the moderate economic recovery that began last year will continue throughout the rest of 2010.
- Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include:
  - Changes resulting from legislative and regulatory responses to the current economic and financial industry environment;
  - Other legislative and regulatory reforms, including broad-based restructuring of financial industry regulation as well as changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry;
  - Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC's business and activities, such matters may also include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies such as National City;
  - The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies;
  - Changes in accounting policies and principles;
  - Changes resulting from legislative and regulatory initiatives relating to climate change that have or may have a negative impact on our customers' demand for or use of our products and services in general and their creditworthiness in particular; and
  - Changes to regulations governing bank capital, including as a result of the so-called "Basel 3" initiatives.
- Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques, and by our ability to meet evolving regulatory capital standards.
- The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
- Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
- Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
- Our expansion with our National City acquisition in geographic markets and into business operations in areas in which we did not have significant experience or presence prior to 2009 presents greater risks and uncertainties than were present for us in other recent acquisitions.
- Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.

PNC

13 Cautionary Statement Regarding Forward-Looking Information (continued) Appendix

•Our business and operating results can also be affected by widespread disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.

•Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock's filings with the SEC, including in the Risk Factors sections of BlackRock's reports. BlackRock's SEC filings are accessible on the SEC's website and on or through BlackRock's website at www.blackrock.com. This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.

We grow our business in part by acquiring from time to time other financial services companies. Acquisitions present us with risks in addition to those presented by the nature of the business acquired. These include risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing.

Acquisitions may be substantially more expensive to complete (including unanticipated costs incurred in connection with the integration of the acquired company) and the anticipated benefits (including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected. Acquisitions may involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in those new areas.

As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues. Regulatory and/or legal issues relating to the pre-acquisition operations of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs or regulatory limitations arising as a result of those issues.

Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts' opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC's or other company's actual or anticipated results.

PNC

14 Cautionary Statement Regarding Forward-Looking Information (continued) Appendix

Impact of Sale of PNC Global Investment Servicing
1
1.1 Net intangible assets
1.3 Goodwill and other intangible assets
Elimination of net intangible assets:
Less:
(1.7) Book equity / intercompany debt
(billions)
$1.4
(0.2)
0.3
(0.3)
0.6
$2.3
Estimated PNC tangible capital improvement
Eligible deferred income taxes on goodwill and
other intangible assets
After-tax gain
Income taxes
Pretax gain
Sales price
Estimated gain and capital enhancement
Appendix
(1) The transaction closed on July 1, 2010.

Risk-Based Capital Ratios
9.7% 4.8% Ratios as of December 31, 2008
3
1.4 1.4 Net impact of July 1, 2010 sale of GIS
2
11.4% 9.0% Proforma ratios as of June 30, 2010
1
$24.8 $19.7 Proforma
10.8% 8.4% Ratios as of June 30, 2010
1
$18.3
Tier 1 common
$23.4 June 30, 2010 - Capital
Tier 1 risk-based $ in billions
(1) Estimated. (2) The sale of PNC Global Investment Servicing (“GIS”) closed on July 1, 2010. We believe that the disclosure of these ratios reflecting the impact of the sale of GIS provides additional meaningful information regarding the risk-based capital ratios at that date and the impact of this event on these ratios. (3) December 31, 2008 is the closing date of our acquisition of National City.
Appendix

Non-GAAP to GAAP Reconcilement
Appendix
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit) 1 Net income
Net income
attributable to
common shareholders
Diluted EPS from
net income
Net income and diluted EPS, as reported $803 $786 $1.47
Adjustments:
Integration costs $100 ($35) 65 65 .13
Net income and diluted EPS, as adjusted $868 $851 $1.60
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit) 1 Net income
Net income
attributable to
common shareholders
Diluted EPS from
net income
Net income and diluted EPS, as reported $671 $333 $.66
Adjustments:
Integration costs $113 ($40) 73 73 .15
TARP preferred stock accelerated discount accretion 2
250 .50
Net income and diluted EPS, as adjusted $744 $656 $1.31
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit) 1 Net income
Net income
attributable to
common shareholders
Diluted EPS from
net income
Net income and diluted EPS, as reported $207 $65 $.14
Adjustments:
Integration costs $125 ($34) 91 91 .20
Net income and diluted EPS, as adjusted $298 $156 $.34
For the three months ended June 30, 2009
(1) Calculated using a marginal federal income tax rate of 35% and includes applicable income tax adjustments.
(2) Represents accelerated accretion of the remaining issuance discount on redemption of the TARP preferred stock in February 2010.
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
For the three months ended March 31, 2010
For the three months ended June 30, 2010

Non-GAAP to GAAP Reconcilement
Appendix
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit) 1 Net income
Net income
attributable to
common shareholders
Diluted EPS from
net income
Net income and diluted EPS, as reported $1,474 $1,119 $2.15
Adjustments:
Integration costs $213 ($75) 138 138 .27
TARP preferred stock accelerated discount accretion
2 250 .49
Net income and diluted EPS, as adjusted $1,612 $1,507 $2.91
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit)
1
Net income
Net income
attributable to
common shareholders
Diluted EPS from
net income
Net income and diluted EPS, as reported $737 $525 $1.16
Adjustments:
Integration costs $177 ($52) 125 125 .28
Net income and diluted EPS, as adjusted $862 $650 $1.44
For the six months ended June 30, 2009
(1) Calculated using a marginal federal income tax rate of 35% and includes applicable income tax adjustments.
(2) Represents accelerated accretion of the remaining issuance discount on redemption of the TARP preferred stock in February 2010.
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
For the six months ended June 30, 2010
Three months ended Six months ended
June 30, 2010 March 31, 2010 June 30, 2010
in millions
Total revenue $3,912 $3,763 $7,675
Noninterest expense 2,002 2,113 4,115
Pretax pre-provision earnings $1,910 $1,650 $3,560
Provision $823 $751 $1,574
Excess of pretax pre-provision earnings over provision $1,087 $899 $1,986
Pretax pre-provision earnings/provision 2.32 2.20 2.26
PNC believes that pretax pre-provision earnings is useful as a tool to help evaluate the ability to provide for credit costs through operations.

Non-GAAP to GAAP Reconcilement
Appendix
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit) 1 Net income
Net income
attributable to
common shareholders
Diluted EPS from
net income
Net income and diluted EPS, as reported $1,107 $1,011 $2.17
Adjustments:
Gain on BlackRock/BGI transaction ($1,076) $389 (687) (687) (1.49)
Integration costs 155 (54) 101 101 .22
Net income and diluted EPS, as adjusted $521 $425 $.90
(1) Calculated using a marginal federal income tax rate of 35%. The after-tax gain on the BlackRock/BGI transaction also reflects the impact of state income taxes.
For the three months ended December 31, 2009
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC
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